Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2.              Summary of Significant Accounting Policies

Consolidation

The consolidated financial statements of Holding include all of its wholly-owned subsidiaries, including Corporation and its respective subsidiaries and affiliated physician groups.  The consolidated financial statements of Corporation, include all of its wholly-owned subsidiaries, including EmCare and AMR and their respective subsidiaries, and affiliated physician groups.  All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions relating to the reporting of results of operations, financial condition and related disclosure of contingent assets and liabilities at the date of the financial statements including, but not limited to, estimates and assumptions for accounts receivable and insurance related reserves. Actual results may differ from those estimates under different assumptions or conditions.

Insurance

Insurance collateral is comprised principally of government and investment grade securities and cash deposits with third parties and supports the Company’s insurance program and reserves. Certain of these investments, if sold or otherwise liquidated, would have to be replaced by other suitable financial assurances and are, therefore, considered restricted.  Insurance collateral also includes a receivable from insurers of $1.3 million and $1.6 million as of September 30, 2013 and December 31, 2012, respectively, for liabilities in excess of our self-insured retention.

Insurance reserves are established for automobile, workers compensation, general liability and professional liability claims utilizing policies with both fully-insured and self-insured components. This includes the use of an off-shore captive insurance program through a wholly-owned subsidiary for certain liability programs for both EmCare and AMR. In those instances where the Company has obtained third-party insurance coverage, the Company normally retains liability for the first $1 to $3 million of the loss. Insurance reserves cover known claims and incidents within the level of Company retention that may result in the assertion of additional claims, as well as claims from unknown incidents that may be asserted arising from activities through the balance sheet date.

The Company establishes reserves for claims based upon an assessment of actual claims and claims incurred but not reported.  The reserves are established based on quarterly consultation with third-party independent actuaries using actuarial principles and assumptions that consider a number of factors, including historical claim payment patterns and legal costs, and changes in case reserves and the assumed rate of inflation in healthcare costs and property damage repairs. Claims, other than general liability claims, are discounted at a rate of 1.5%. General liability claims are not discounted.

The Company’s most recent actuarial valuation was completed in September 2013. As a result of this and previous actuarial valuations, the Company recorded increases in its provisions for insurance liabilities of $1.6 million and $1.2 million during the three and nine month periods ended September 30, 2013, respectively, compared to increases of $0.9 million and $0.3 million for three and nine month periods ended September 30, 2012, respectively, related to reserves for losses in prior years.

The long-term portion of insurance reserves was $192.8 million and $189.4 million as of September 30, 2013 and December 31, 2012, respectively.

Trade and Other Accounts Receivable, net

The Company estimates its allowances based on payor reimbursement schedules, historical collections and write-off experience and other economic data. The Company’s billing systems do not provide contractual allowances or uncompensated care reserves on outstanding patient accounts. The allowance for uncompensated care is related principally to receivables recorded for self-pay patients and is not recorded on specific accounts due to the volume and variability of individual patient receivable collections. While the billing systems do not specifically record the allowance for doubtful accounts to individual accounts owed or specific payor classifications, the portion of the allowance for uncompensated care associated with fee for service charges as of December 31, 2012 was equal to approximately 97% and 93% of outstanding self-pay receivables for EmCare and AMR, respectively, consistent with the Company’s collection history. Account balances are charged off against the uncompensated care allowance when it is probable the receivable will not be recovered and to the contractual allowance when payment is received. The Company’s accounts receivable and allowances are as follows:

	September 30, 2013	December 31, 2012
Gross trade accounts receivable	$3,570,888	$3,085,758
Allowance for contractual discounts	1,826,881	1,619,488
Allowance for uncompensated care	993,881	841,754
Net trade accounts receivable	750,126	624,516
Other receivables, net	358	897
Net accounts receivable — Corporation	750,484	625,413
Other receivables, net — adjustment for Holding	—	(269)
Net accounts receivable — Holding	$750,484	$625,144

Other receivables primarily represent EmCare hospital subsidies and fees, and AMR fees for stand-by and special events and subsidies from community organizations.

Accounts receivable allowances at EmCare are estimated based on cash collection and write-off experience at a facility level contract and facility specific payor mix. These allowances are reviewed and adjusted monthly through revenue provisions. In addition, a look-back analysis is done, typically after 15 months, to compare actual cash collected on a date of service basis to the revenue recorded for that period. Any adjustment necessary for an overage or deficit in these allowances based on actual collections is recorded through a revenue adjustment in the current period.

AMR contractual allowances are determined primarily on payor reimbursement schedules that are included and regularly updated in the billing systems, and by historical collection experience. The billing systems calculate the difference between payor specific gross billings and contractually agreed to, or governmentally driven, reimbursement rates. The allowance for uncompensated care at AMR is related principally to receivables recorded for self-pay patients. AMR’s allowances on self-pay accounts receivable are estimated on claim level, historical write-off experience.

Business Combinations

Assets and liabilities of an acquired business are recorded at their fair values at the date of acquisition. The excess of the acquisition consideration over the estimated fair values is recorded as goodwill. All acquisition costs are expensed as incurred. While the Company uses its best estimates and assumptions as a part of the acquisition consideration allocation process to accurately value assets acquired and liabilities assumed at the acquisition date, the estimates are inherently uncertain and subject to refinement. As a result, during the measurement period the Company may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period any subsequent adjustments are recorded as expense.

Revenue Recognition

Revenue is recognized at the time of service and is recorded net of provisions for contractual discounts and estimated uncompensated care. Fee-for-service revenue represents billings for services provided to patients, for which the Company receives payment from the patient or their third-party payor. Provisions for contractual discounts are related to differences between gross charges and specific payor, including governmental, reimbursement schedules. Provisions for estimated uncompensated care, or bad debt expense, are related principally to the number of self-pay patients treated in the period and are based primarily on historical collection experience to reduce revenues net of contractual discounts to the estimated amounts the Company expects to collect. Subsidy and fee revenue primarily represent hospital subsidies and fees at EmCare and fees for stand-by, special event and community subsidies at AMR.

The majority of the patients the Company treats are for the provision of emergency care in the pre-hospital and hospital settings. Due to federal government regulations governing the provision of such care, the Company is obligated to provide emergency care regardless of the patient’s ability to pay or whether or not the patient has insurance or other third-party coverage for the costs of the services rendered. While the Company attempts to obtain all relevant billing information at the time the patient is within our care, there are numerous patient encounters where such information is not available. In such cases, the Company’s billing operations will initially classify these patients as self-pay, with the applicable estimated allowance for uncompensated care, while they pursue collection of the account. Over the course of the first 30 to 60 days after these self-pay patients have been treated, the billing staff may identify the appropriate insurance or other third-party payor and re-assign the account from a self-pay payor classification to the appropriate payor. Depending on the final payor determination, the allowances for uncompensated care and contractual discounts will be adjusted accordingly. For accounts that remain classified as self-pay, the billing protocols and systems will generate bills and notifications generally for 90 to 120 days. If no collection or additional information is received from the patient, the account is written-off and sent to a collection agency. The Company’s revenue recognition models, which are reviewed and updated on a monthly basis, consider these events in determining the collectability of accounts receivable.

Net revenue for the three and nine month periods ended September 30, 2013 and 2012 consisted of the following:

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Fee-for-service revenue, net of contractuals:
Medicare	$231,042	$195,111	$700,823	$577,311
Medicaid	51,991	47,723	155,055	141,050
Commercial insurance and managed care	590,924	541,542	1,719,642	1,559,170
Self-pay	645,774	611,508	1,964,068	1,703,304
Sub-total	1,519,731	1,395,884	4,539,588	3,980,835
Subsidies and fees	171,477	133,256	446,673	400,226
Revenue, net of contractuals	1,691,208	1,529,140	4,986,261	4,381,061
Provision for uncompensated care	(735,320)	(708,329)	(2,242,794)	(1,952,858)
Net revenue	$955,888	$820,811	$2,743,467	$2,428,203

Healthcare reimbursement is complex and may involve lengthy delays. Third-party payors are continuing their efforts to control expenditures for healthcare, including proposals to revise reimbursement policies. The Company has from time to time experienced delays in reimbursement from third-party payors. In addition, third-party payors may disallow, in whole or in part, claims for payment based on determinations that certain amounts are not reimbursable under plan coverage, determinations of medical necessity, or the need for additional information. Laws and regulations governing the Medicare and Medicaid programs are very complex and subject to interpretation. Revenue is recognized on an estimated basis in the period in which related services are rendered. As a result, there is a reasonable possibility that recorded estimates will change materially in the short-term. Such amounts, including adjustments between provisions for contractual discounts and uncompensated care, are adjusted in future periods, as adjustments become known.  These adjustments in the aggregate resulted in an increase of $1.1 million and a reduction of $1.6 million to the contractual discount or uncompensated care provisions for the three months ended September 30, 2013 and 2012, respectively, and an increase of $0.2 million and a reduction of $6.3 million to the contractual discount or uncompensated care provisions for the nine months ended September 30, 2013 and 2012, respectively.

The Company provides services to patients who have no insurance or other third-party payor coverage. In certain circumstances, federal law requires providers to render services to any patient who requires care regardless of their ability to pay.  Services to these patients are not considered to be charity care and provisions for uncompensated care for these services are estimated accordingly.

Equity Structure and Initial Public Offering — Holding

On August 13, 2013, Holding’s Registration Statement was declared effective by the SEC for an initial public offering of its Common Stock.  Holding registered the offering and sale of 42,000,000 shares of Common Stock and an additional 6,300,000 shares of Common Stock, which were sold to the underwriters pursuant to their option to purchase additional shares at a price of $23 per share. On August 19, 2013, Holding completed the offering of 48,300,000 shares of Common Stock, at a price of $23 per share, for an aggregate offering price of $1,110.9 million.  At the closing, we received net proceeds of approximately $1,025.9 million, after deducting the underwriters’ discounts and commissions paid and offering expenses of approximately $85.0 million, including a $20.0 million payment to Clayton, Dubilier & Rice, LLC (“CD&R”) in connection with the termination of a consulting agreement with Holding and Corporation (“Consulting Agreement”) which was recorded to “Selling, general and administrative expenses” in the Company’s Consolidated Statements of Operation, see Note 12.  As of September 30, 2013, approximately $1.6 million of these expenses have not been paid.

Net proceeds from the initial public offering were used to (i) redeem in full Holding’s Senior PIK Toggle Notes due 2017 for a total of $479.6 million, which included a call premium pursuant to the indenture governing the Senior PIK Toggle Notes due 2017 and all accrued but unpaid interest, (ii) pay CD&R the fee of $20.0 million to terminate the Consulting Agreement, and (iii) pay $16.5 million to repay all outstanding revolving credit facility borrowings.  The remaining proceeds will be used for general corporate purposes which may include, among other things, repayment of indebtedness and acquisitions.

Equity Structure — Corporation

On February 13, 2011, Corporation entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Envision Healthcare Intermediate Corporation (“Parent”), formerly known as CDRT Acquisition Corporation, and CDRT Merger Sub, Inc. (“Merger Sub”), formerly a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, Merger Sub merged with and into Corporation, with Corporation as the surviving corporation and a wholly owned subsidiary of Parent on May 25, 2011. Immediately following the Merger, all of the outstanding common stock of Parent was owned by Holding, which is owned by affiliates of CD&R and members of management and directors of Corporation.

Prior to the Merger, Corporation acted as the general partner and majority equity holder of EMS LP, with the balance of the EMS LP equity held by persons affiliated with Corporation’s previous principal equity holder. The EMS LP equity was exchangeable at any time for shares of Corporation’s common stock, and holders of the LP exchangeable units had the right to vote at stockholder meetings with limited exceptions. Accordingly, prior to the Merger, Corporation accounted for the LP exchangeable units as if the LP exchangeable units were shares of its common stock, including reporting the LP exchangeable units in the equity section of Corporation’s balance sheet and including the number of outstanding LP exchangeable units in both its basic and diluted earnings per share calculations.

On May 25, 2011, in connection with the Merger, the equity structure of Holding was altered as follows:

•                  LP units of the entity formerly known as EMS LP were exchanged for Corporation common stock;

•                  outstanding shares of Corporation common stock were converted into the right to receive $6.88 per share in cash, without interest and less any applicable withholding taxes;

•                  options to purchase shares of Corporation common stock (other than options that were rolled over by certain members of management as described below), vested or unvested, were cancelled and each option was converted into the right to receive a cash payment equal to the excess (if any) of $6.88 per share over the exercise price per share of the option times the number of shares subject to the option, without interest and less any applicable withholding taxes;

•                  restricted shares, vested or unvested, were fully vested at the effective time and canceled and extinguished and each restricted share was converted into the right to receive $6.88 per share in cash, without interest and less any applicable withholding taxes;

•                  restricted stock units, vested or unvested, were cancelled and extinguished, and each restricted stock unit was converted into the right to receive a cash payment equal to $6.88 per share times the number of shares of Corporation common stock subject to such restricted stock units, without interest and less any applicable withholding taxes;

•                  investment funds (the “CD&R Affiliates”) sponsored by, or affiliated with, CD&R invested $887.1 million in the common stock of Holding, the proceeds of which were contributed to Parent, and the remainder of the acquisition consideration for the Merger was funded through a variety of debt instruments;

•                  certain members of our management rolled over existing options to purchase Corporation common stock with an aggregate value of $28.3 million, based on the Merger consideration price, into options to purchase common stock of Holding; and

•                  Merger Sub merged with and into Corporation, with Corporation as the surviving corporation.

Financial Instruments and Concentration of Credit Risk

The Company’s cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, insurance collateral, other than current portion of self-insurance estimates, long-term debt and long-term liabilities, other than self-insurance estimates, constitute financial instruments.  Based on management’s estimates, the carrying value of these financial instruments approximates their fair value as of September 30, 2013 and December 31, 2012.  Concentration of credit risks in accounts receivable is limited, due to the large number of customers comprising the Company’s customer base throughout the United States.  A significant component of the Company’s revenue is derived from Medicare and Medicaid.  Given that these are government programs, the credit risk for these customers is considered low.  The Company performs ongoing credit evaluations of its other customers, but does not require collateral to support customer accounts receivable.  The Company establishes an allowance for uncompensated care based on the credit risk applicable to particular customers, historical trends and other relevant information.  For the nine months ended September 30, 2013, the Company derived approximately 28% of its revenue from Medicare and Medicaid, 68% from insurance providers and contracted payors, and 4% directly from patients.

The Company estimates the fair value of its fixed rate senior subordinated notes based on quoted market prices (Level 1).  The estimated fair value of the senior subordinated notes at September 30, 2013 was approximately $1,029.1 million with a carrying value of $950.0 million.  EMCA Insurance Company, Ltd. held $15 million of the senior subordinated notes at September 30, 2013.

Fair Value Measurement

The Company classifies its financial instruments that are reported at fair value based on a hierarchal framework which ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is impacted by a number of factors, including the type of instrument and the characteristics specific to the instrument. Instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1—Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. The Company does not adjust the quoted price for these assets or liabilities, which include investments held in connection with the Company’s captive insurance program.

Level 2—Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Balances in this category include fixed income mortgage backed securities, corporate bonds, and derivatives.

Level 3—Pricing inputs are unobservable as of the reporting date and reflect the Company’s own assumptions about the fair value of the asset or liability. Balances in this category include the Company’s estimate, using a combination of internal and external fair value analyses, of contingent consideration for acquisitions described in Note 4.

The following table summarizes the valuation of the Company’s financial instruments by the above fair value hierarchy levels as of September 30, 2013 and December 31, 2012:

	September 30, 2013				December 31, 2012
Description	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets:
Securities	$18,053	$517	$—	$18,570	$22,870	$788	$—	$23,658
Fuel hedge	$—	$538	$—	$538	$—	$631	$—	$631
Liabilities:
Contingent consideration	$—	$—	$9,401	$9,401	$—	$—	$4,401	$4,401
Interest rate swap	$—	$3,453	$—	$3,453	$—	$4,586	$—	$4,586

The contingent consideration balance classified as a Level 3 liability has increased by $5.0 million since December 31, 2012 due to recent acquisitions.

During the nine months ended September 30, 2013, we had no transfers in and out of Level 1 and Level 2 fair value measurements.

Recent Accounting Pronouncements

In July 2013, the FASB issued Accounting Standards Update No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (“ASU 2013-11”) to provide explicit guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists.  ASU 2013-11 requires an unrecognized tax benefit to be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except if such a deferred tax asset is unavailable at the reporting date.  If a deferred tax asset is unavailable at the reporting date, then the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.  ASU 2013-11 is effective for fiscal years, and interim periods within those years, beginning after December 31, 2013.  We do not expect the adoption of ASU 2013-11 to have a material impact on our financial position or results of operations.

In February 2013, the FASB issued Accounting Standards Update No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”) to improve the reporting of reclassifications out of accumulated other comprehensive income (“AOCI”).

ASU 2013-02 requires the following:

•                  present separately for each component of other comprehensive income, current period reclassifications out of AOCI and other amounts of current-period other comprehensive income; and

•                  separately provide information about the effects on net income of significant amounts reclassified out of each component of AOCI if those amounts all are required to be reclassified to net income in their entirety in the same reporting period.

The Company adopted this new guidance effective January 1, 2013 by adding disclosure in Note 8, Changes in Accumulated Other Comprehensive Income by Component.

2. Summary of Significant Accounting Policies